UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

Boston Acoustics, Inc.

(Exact name of Registrant as Specified in its Charter)

Massachusetts	000-15193	04-2662473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Jubilee Drive

Peabody, Massachusetts 01960

(Address of Principal Executive Offices)

(978) 538-5000

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 22, 2005, the Board of Directors of Boston Acoustics, Inc. (the “Company”) amended and restated the Company’s bylaws to implement certain provisions of the Massachusetts Business Corporation Act (the “MBCA”), enacted as Chapter 156D of the Massachusetts General Laws, which became effective on July 1, 2004. Previously, the Company was subject to the provisions of the Massachusetts Business Corporation Law (the “MBCL”), or Chapter 156B of the Massachusetts General Laws. The Company’s Amended and Restated Bylaws (the “Bylaws”) include, among other things, the following modifications of the Company’s bylaws as previously in effect:

•	The Bylaws have been amended to provide that the annual meeting of the shareholders will be held at a time fixed by the Company’s Board of Directors, rather than on the third Tuesday in August.

•	The Bylaws have been amended to provide that that notice to shareholders of an upcoming annual or special meeting be given no fewer than 7 days or more than 60 days prior to the date of the meeting, adding to the previously authorized 7 days notice prior to the date of the meeting.

•	The Bylaws have been amended to give the Company’s Board of Directors flexibility to set the record date 70 days before an event, rather than the previously authorized 60 days. The Bylaws have also been amended to require the Board to set a new record date if a meeting of the shareholders is adjourned to a date more than 120 days after the original date of the meeting.

•	The Bylaws have been amended to provide that directors may participate in or conduct regular or special meetings by means of a conference telephone or similar communication equipment.

•	The Bylaws, as amended and restated, provide that, in addition to traditional delivery methods, a notice of an annual or special shareholder meeting may be delivered to a shareholder by electronic transmission.

•	The Bylaws, as amended and restated, state that, unless otherwise provided in the appointment form, a proxy is valid for a period of 11 months, amending the previous provision which stated that no proxy be dated more than 6 months before the meeting named there in.

•	The Bylaws have been amended to contain specified procedures and requirements for indemnification of directors and officers that parallel the provisions of the MBCA, including a provision that the Company shall indemnify its directors and officers to the fullest extent permitted by law.

•	The Bylaws have been amended to replace references to the “clerk” with references to the “secretary” and references to “stock” and “stockholder” with references to “share” and “shareholder.”

The above summary of the amendments made to the bylaws is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Number

3.1	Amended and Restated Bylaws of Boston Acoustics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON ACOUSTICS, INC. (Registrant)

Date: February 28, 2005	By:	/s/ Debra A. Ricker
Debra A. Ricker Vice President - Finance

Exhibit Index

Exhibit Number	Exhibit Name	Location
3.1	Amended and Restated Bylaws of Boston Acoustics, Inc.	Furnished herewith